Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00506TAB1
800907AG2
984121BN2
Issuer
ACTIVANT SOLUTIONS INC
SANMINA-SCI CORP
XEROX CORPORATION
Underwriters
DBSI, JP Morgan
BoA, Citigroup, Merrill Lynch,
ABN AMRO, DBSI, Key Capital,
Piper Jaffray, Scotia Capital,
Wells Fargo
Citigroup, JP Morgan, Bear Stearns, CSFB, DBSI,
Merrill Lynch, BNP Paribas, Danske Bank, HSBC
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
COOPCP FRN 4/1/2010
SANM 6.75% 3/1/2013
XRX 6.875% 8/15/2011
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
Joint Lead Manager
Co-Lead Manager
Name of underwriter or dealer from which
purchased
JP Morgan
SALS
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2005
2/16/2005
8/5/2004
Total amount of offering sold to QIBs
120,000,000
400,000,000
750,000,000
Total amount of any concurrent public offering
0
0
0
Total
120,000,000
400,000,000
750,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
1.50%
Rating
B2/B+
B1/B
Ba2/B+
Current yield
3.13%
6.75%
6.88%
Benchmark vs Spread (basis points)
600 bp
270 bp
135 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchase
d by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
160,000
 $                   160,000
0.13%
2.00%
-2.60%
3/31/2005
Scudder Income Fund
Boston
30,000
 $                     30,000
0.03%
2.00%
-0.41%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,665,000
 $
1,665,000
1.39%
2.00%
-2.53%
3/31/2005
Scudder High Income Trust
Chicago
175,000
 $                   175,000
0.15%
2.00%
-3.52%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.07%
2.00%
-3.45%
3/31/2005
Scudder Strategic Income Fund
Chicago
115,000
 $                   115,000
0.10%
2.00%
-1.57%
3/31/2005
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.02%
2.00%
-3.36%
3/31/2005
Scudder Total Return Fund
Chicago
135,000
 $                   135,000
0.11%
2.00%
-1.55%
3/31/2005
SVS II High Income Portfolio
Chicago
295,000
 $                   295,000
0.25%
2.00%
-2.58%
3/31/2005
SVS II Strategic Income Portfolio
Chicago
25,000
 $                     25,000
0.02%
2.00%
-1.62%
3/31/2005
SVS II Total Return Portfolio
Chicago
35,000
 $                     35,000
0.03%
2.00%
-3.26%
3/31/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
30,000
 $                     30,000
0.03%
2.00%
-0.71%
3/31/2005
New York Funds







Scudder High Income Plus Fund
New York
95,000
 $                     95,000
0.08%
2.00%
-2.53%
3/31/2005
Scudder PreservationPlus Income Fund
New York
20,000
 $                     20,000
0.02%
2.00%
0.05%
3/31/2005
Total

2,885,000
 $
2,885,000
2.40%











^ The Security and Fund Performance is calculated based on information provided by State Street
Bank.




























Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
001031AD5
38470RAB7
20902YAD4
Issuer
AEP INDUSTRIES INC
GRAHAM PACKAGING CO
CONSOLIDATED CONTAINER CO
Underwriters
Merrill Lynch, DBSI
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
DBSI
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
AEPI 7.875% 3.15.2013
GRAHAM 9.875% 10/15/2014
CONCON 10.75% 6/15/2009
Is the affiliate a manager or co-manager of
offering?
Co-Manager
Joint Lead Manager
Sole Manager
Name of underwriter or dealer from which
purchased
Merrill Lynch
Citigroup
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2005
9/29/2004
5/11/2004
Total amount of offering sold to QIBs
175,000,000
375,000,000
207,000,000
Total amount of any concurrent public offering
0
0
0
Total
175,000,000
375,000,000
207,000,000
Public offering price
 $
100.00
 $
100.00
 $
72.51
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.50%
Rating
B2/B
Caa2/CCC+
B3/CCC
Current yield
7.88%
9.88%
13.22%
Benchmark vs Spread (basis points)
348 bp
398 bp
397 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.08%
2.00%
-0.21%
3/15/2005
Scudder Income Fund
Boston
25,000
 $                     25,000
0.01%
2.00%
-0.31%
3/15/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,395,000
 $
1,395,000
0.80%
2.00%
-0.18%
3/15/2005
Scudder High Income Trust
Chicago
145,000
 $                   145,000
0.08%
2.00%
-0.32%
3/15/2005
Scudder Multi-Market Income Trust
Chicago
70,000
 $                     70,000
0.04%
2.00%
-0.87%
3/15/2005
Scudder Strategic Income Fund
Chicago
95,000
 $                     95,000
0.05%
2.00%
-0.41%
3/15/2005
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%
2.00%
-0.78%
3/15/2005
Scudder Total Return Fund
Chicago
110,000
 $                   110,000
0.06%
2.00%
-0.44%
3/15/2005
SVS II High Income Portfolio
Chicago
250,000
 $                   250,000
0.14%
2.00%
-0.11%
3/15/2005
SVS II Strategic Income Portfolio
Chicago
20,000
 $                     20,000
0.01%
2.00%
-0.32%
3/15/2005
SVS II Total Return Portfolio
Chicago
30,000
 $                     30,000
0.02%
2.00%
-2.11%
3/15/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
25,000
 $                     25,000
0.01%
2.00%
-0.30%
3/15/2005
New York Funds







Scudder High Income Plus Fund
New York
80,000
 $                     80,000
0.05%
2.00%
-0.38%
3/15/2005
Scudder PreservationPlus Income Fund
New York
15,000
 $                     15,000
0.01%
2.00%
-0.10%
3/15/2005
Total

2,415,000
 $
2,415,000
1.38%











^ The Security and Fund Performance is calculated based on information provided by State Street
Bank.





























Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
171871AG1
161175AD6
45820EAK82
Issuer
CINCINNATI BELL INC
CHARTER COMM OPT LLC
INTELSAT BERMUDA LTD
Underwriters
BoA, CSFB, Lehman Brothers, BNY Capital,
DBSI, Goldman Sachs, Harris Nesbitt, ING,
Keybanc, Merrill Lynch, Morgan Stanley, PNC,
RBS, SG, Wachovia
BoA, Citigroup, CSFB, JP Morgan, ABN
AMRO, Bank of NY, Bank of Montreal, BNP
Paribas, Credit Lyonnais, DBSI, Morgan
Stanley, Rabobank, Royal Bank of Scotland,
Scotia, Societe Generale
CSFB, DBSI, Lehman Brothers
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 7% 2/15/2015
CHRT 8.75% 4/30/2014
INTEL 8.25% 1/15/2013
Is the affiliate a manager or co-manager of
offering?
Co-Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which
purchased
BoA
N/A
CSFB
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/2/2005
4/20/2004
1/24/2005
Total amount of offering sold to QIBs
250,000,000
400,000,000
875,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
400,000,000
875,000,000
Public offering price
 $
102.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.88%
2.50%
Rating
B1/B-
B2/B-
B2/B+
Current yield
6.67%
8.75%
8.25%
Benchmark vs Spread (basis points)
285 bp
399 bp
425 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
140,000
 $                   142,800
0.06%
-1.77%
0.63%
2/4/2005
Scudder High Income Opportunity Fund
Boston
505,000
 $                   515,100
0.20%
-1.76%
0.31%
2/4/2005
Scudder Income Fund
Boston
120,000
 $                   122,400
0.05%
-1.77%
0.38%
2/4/2005
SVS I Balanced Portfolio
Boston
25,000
 $                     25,500
0.01%
-1.72%
0.69%
2/4/2005
SVS I Bond Portfolio
Boston
25,000
 $                     25,500
0.01%
-1.81%
0.28%
2/4/2005
Chicago Funds







Scudder High Income Fund
Chicago
5,425,000
 $
5,533,500
2.17%
-1.76%
0.36%
2/4/2005
Scudder High Income Trust
Chicago
570,000
 $                   581,400
0.23%
-1.77%
0.48%
2/4/2005
Scudder Multi-Market Income Trust
Chicago
280,000
 $                   285,600
0.11%
-1.76%
0.72%
2/4/2005
Scudder Strategic Income Fund
Chicago
420,000
 $                   428,400
0.17%
-1.77%
0.20%
2/4/2005
Scudder Strategic Income Trust
Chicago
70,000
 $                     71,400
0.03%
-1.77%
0.64%
2/4/2005
Scudder Total Return Fund
Chicago
380,000
 $                   387,600
0.15%
-1.76%
0.67%
2/4/2005
SVS II High Income Portfolio
Chicago
955,000
 $                   974,100
0.38%
-1.76%
0.34%
2/4/2005
SVS II Strategic Income Portfolio
Chicago
85,000
 $                     86,700
0.03%
-1.77%
0.24%
2/4/2005
SVS II Total Return Portfolio
Chicago
135,000
 $                   137,700
0.05%
-1.77%
1.05%
2/4/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
118,000
 $                   120,360
0.05%
0.20%
0.35%
2/4/2005
New York Funds







Scudder High Income Plus Fund
New York
325,000
 $                   331,500
0.13%
-1.76%
0.25%
2/4/2005
Scudder PreservationPlus Income Fund
New York
70,000
 $                     71,400
0.03%
-1.77%
0.00%
2/4/2005
Total

9,648,000
 $
9,840,960
3.86%











^ The Security and Fund Performance is calculated based on information provided by State Street
Bank.





































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
171871AF3
161175AD6
45820EAK82
Issuer
CINCINNATI BELL INC
CHARTER COMM OPT LLC
INTELSAT BERMUDA LTD
Underwriters
BoA, CSFB, Lehman Brothers, BNY Capital,
DBSI, Goldman Sachs, Harris Nesbitt, ING,
Keybanc, Merrill Lynch, Morgan Stanley, PNC
Capital, RBS, SG Corporate, Wachovia
BoA, Citigroup, CSFB, JP Morgan, ABN
AMRO, Bank of NY, Bank of Montreal, BNP
Paribas, Credit Lyonnais, DBSI, Morgan
Stanley, Rabobank, Royal Bank of Scotland,
Scotia, Societe Generale
CSFB, DBSI, Lehman Brothers
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 8.375% 1/15/2014
CHRT 8.75% 4/30/2014
INTEL 8.25% 1/15/2013
Is the affiliate a manager or co-manager of
offering?
Co-Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which
purchased
BoA
N/A
CSFB
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/2/2005
4/20/2004
1/24/2005
Total amount of offering sold to QIBs
100,000,000
400,000,000
875,000,000
Total amount of any concurrent public offering
0
0
0
Total
100,000,000
400,000,000
875,000,000
Public offering price
 $
102.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.88%
2.50%
Rating
B3/B-
B2/B-
B2/B+
Current yield
7.98%
8.75%
8.25%
Benchmark vs Spread (basis points)
237 bp
399 bp
425 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
50,000
 $                     51,000
0.05%
-3.43%


Scudder High Income Opportunity Fund
Boston
175,000
 $                   178,500
0.18%
-3.43%
-1.57%
3/31/2005
Scudder Income Fund
Boston
40,000
 $                     40,800
0.04%
-3.43%
-1.04%
3/31/2005
SVS I Balanced Portfolio
Boston
10,000
 $                     10,200
0.01%
-3.43%
-1.03%
3/31/2005
SVS I Bond Portfolio
Boston
10,000
 $                     10,200
0.01%
-3.43%
-1.11%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,905,000
 $
1,943,100
1.91%
-3.43%
-1.53%
3/31/2005
Scudder High Income Trust
Chicago
200,000
 $                   204,000
0.20%
-3.43%
-2.15%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
100,000
 $                   102,000
0.10%
-3.43%
-2.71%
3/31/2005
Scudder Strategic Income Fund
Chicago
145,000
 $                   147,900
0.15%
-3.43%
-1.30%
3/31/2005
Scudder Strategic Income Trust
Chicago
25,000
 $                     25,500
0.03%
-3.43%
-2.75%
3/31/2005
Scudder Total Return Fund
Chicago
135,000
 $                   137,700
0.14%
-3.43%
0.67%
3/31/2005
SVS II High Income Portfolio
Chicago
335,000
 $                   341,700
0.34%
-3.43%
1.71%
3/31/2005
SVS II Strategic Income Portfolio
Chicago
30,000
 $                     30,600
0.03%
-3.43%
-1.47%
3/31/2005
SVS II Total Return Portfolio
Chicago
45,000
 $                     45,900
0.05%
-3.43%
-3.49%
3/31/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
40,000
 $                     40,800
0.04%
-3.43%
-1.01%
3/31/2005
New York Funds







Scudder High Income Plus Fund
New York
115,000
 $                   117,300
0.12%
-3.43%
-1.67%
3/31/2005
Scudder PreservationPlus Income Fund
New York
25,000
 $                     25,500
0.03%
-3.43%
0.11%
3/31/2005
Total

3,385,000
 $
3,452,700
3.39%
























Security Information









Security Purchased
Comparison Security
Comparison Security

Cusip
125896AX8
00130HBC8
019471152

Issuer
CMS ENERGY
AES CORPORATION
SWIFT ENERGY CO

Underwriters
Citigroup, DBSI, BNP Paribas, Wedbush
Citigroup, DBSI, ABN Amro, BofA, BNP
Paribas, Credit Lyonnais, CSFB, Lehman
Brothers, Merrill Lynch, UBS
CSFB, Banc One, BNP Paribas, CIBC, DBSI,
Jefferson

Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years

Security
CMS 6.3% 2/1/2012
ES 7.75% 3/1/2014
SFY  7.625% 7/15/2011

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A

Firm commitment underwriting?
Yes
Yes
Yes

Trade date/Date of Offering
1/13/2005
2/10/2004
6/9/2004

Total amount of offering sold to QIBs
150,000,000
500,000,000
150,000,000

Total amount of any concurrent public offering
0
0
0

Total
150,000,000
500,000,000
150,000,000

Public offering price
 $
99.82
 $
98.29
 $
100.00

Price paid if other than public offering price
 N/A
 N/A
 N/A

Underwriting spread or commission
1.75%
1.15%
2.25%

Rating
B1/B+
B1/B-
B1/BB-

Current yield
6.33%
8.02%
7.63%

Benchmark vs Spread (basis points)
237 bp
390 bp
314 bp










Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

Boston Funds








Scudder Balanced Fund
Boston
70,000
 $                     69,876
0.05%
1.16%
0.93%
3/11/2005

Scudder High Income Opportunity Fund
Boston
250,000
 $                   249,558
0.17%
2.48%
1.61%
3/14/2005

Scudder Income Fund
Boston
60,000
 $                     59,894
0.04%
2.31%
-0.43%
3/14/2005

SVS I Balanced Portfolio
Boston
15,000
 $                     14,973
0.01%
2.11%
2.18%
3/14/2005

SVS I Bond Portfolio
Boston
10,000
 $                       9,982
0.01%
2.94%
-0.56%
3/14/2005

Chicago Funds








Scudder High Income Fund
Chicago
2,750,000
 $
2,745,133
1.83%
2.43%
1.89%
3/14/2005

Scudder High Income Trust
Chicago
280,000
 $                   279,504
0.19%
2.44%
2.08%
3/14/2005

Scudder Multi-Market Income Trust
Chicago
140,000
 $                   139,752
0.09%
2.44%
1.18%
3/14/2005

Scudder Strategic Income Fund
Chicago
210,000
 $                   209,628
0.14%
2.37%
0.55%
3/14/2005

Scudder Strategic Income Trust
Chicago
35,000
 $                     34,938
0.02%
2.40%
1.36%
3/14/2005

Scudder Total Return Fund
Chicago
190,000
 $                   189,664
0.13%
2.40%
2.04%
3/14/2005

SVS II High Income Portfolio
Chicago
485,000
 $                   484,142
0.32%
2.45%
-0.80%
3/14/2005

SVS II Strategic Income Portfolio
Chicago
40,000
 $                     39,929
0.03%
2.47%
0.57%
3/14/2005

SVS II Total Return Portfolio
Chicago
65,000
 $                     64,885
0.04%
2.36%
-1.52%
3/14/2005

Montgomery Street Funds








Montgomery Street Income Securities
Montgomery
Street
55,000
 $                     54,903
0.04%
2.37%
0.05%
3/14/2005

New York Funds








Scudder High Income Plus Fund
New York
160,000
 $                   159,717
0.11%
2.48%
1.66%
3/14/2005

Scudder PreservationPlus Income Fund
New York
35,000
 $                     34,938
0.02%
2.40%
0.61%
3/14/2005

Total

4,850,000
 $
4,841,416
3.23%













^ The Security and Fund Performance is calculated based on information provided by State Street
Bank.













































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
23326LAA0
162456AM9
171340AD4
Issuer
DEL LABORATORIES INC
CHATTEM INC
CHURCH & DWIGHT CO INC
Underwriters
Bear Stearns, JP Morgan, DSBI
BofA, Morgan Stanley
Citigroup, JP Morgan, Mitsubishi, Natcity, PNC
Capital, Scotia Capital
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CMS 6.3% 2/1/2012
CHTT 7% 3/14/2012
CHD 6% 12/15/2012
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/19/2005
2/10/2004
12/15/2004
Total amount of offering sold to QIBs
175,000,000
125,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
175,000,000
125,000,000
250,000,000
Public offering price
 $
99.34
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.13%
1.75%
Rating
B3/CCC+
B2/B
Ba3/B+
Current yield
8.12%
7.00%
6.00%
Benchmark vs Spread (basis points)
417 bp
245 bp
169 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
100,000
 $                     99,340
0.06%
-3.36%
N/A **
3/31/2005
Scudder High Income Opportunity Fund
Boston
365,000
 $                   362,591
0.21%
-3.36%
-0.83%
3/31/2005
SVS I Balanced Portfolio
Boston
20,000
 $                     19,868
0.01%
-3.36%
0.00%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,985,000
 $
3,958,699
2.28%
-3.36%
-0.69%
3/31/2005
Scudder High Income Trust
Chicago
410,000
 $                   407,294
0.23%
-3.36%
-1.04%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
205,000
 $                   203,647
0.12%
-3.36%
-1.60%
3/31/2005
Scudder Strategic Income Fund
Chicago
305,000
 $                   302,987
0.17%
-3.36%
-0.41%
3/31/2005
Scudder Strategic Income Trust
Chicago
50,000
 $                     49,670
0.03%
-3.36%
-1.34%
3/31/2005
Scudder Total Return Fund
Chicago
280,000
 $                   278,152
0.16%
-3.36%
0.00%
3/31/2005
SVS II High Income Portfolio
Chicago
695,000
 $                   690,413
0.40%
-3.36%
-1.58%
3/31/2005
SVS II Strategic Income Portfolio
Chicago
60,000
 $                     59,604
0.03%
-3.36%
-0.74%
3/31/2005
SVS II Total Return Portfolio
Chicago
95,000
 $                     94,373
0.05%
-3.36%
-3.71%
3/31/2005
New York Funds







Scudder High Income Plus Fund
New York
230,000
 $                   228,482
0.13%
-3.36%
-0.54%
3/31/2005
Total

6,800,000
 $
6,755,120
3.89%











** Scudder Balanced Fund merged into Scudder
Total Return Fund on March 11, 2005.













^ The Security and Fund Performance is calculated based on information provided by State Street
Bank.















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
31331SRZ8
3133X9VB3
31359MXH1
Issuer
FEDERAL FARM CREDIT BANK
FEDERAL HOME LOAN BANK
FANNIE MAE
Underwriters
Greenwich Capital Markets, Lehman Brothers,
Morgan Stanley, DBSI
DBSI, JP Morgan, Merrill Lynch, BoA,
Barclays, Bear Stearns, Citigroup, CSFB,
FTN, HSBC, Lehman Brothers, Morgan
Stanley, UBS
CSFB, Merrill Lynch, Morgan Stanley, Bear
Stearns, Blaylock, Citigroup, DBSI, FTN,
Goldman Sachs, HSBC, JP Morgan, Lehman
Brothers, UBS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
FFCB 4.125% 4/15/2009
FHLB 3.875% 1/15/2010
FNMA 3.875% 2/15/2010
Is the affiliate a manager or co-manager of
offering?
Selling Group Member
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which
purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2005
12/7/2004
1/13/2005
Total amount of offering sold to QIBs
1,750,000,000
3,000,000,000
3,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,750,000,000
3,000,000,000
3,000,000,000
Public offering price
 $
99.67
 $
99.95
 $
99.52
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
1.00%
1.00%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
4.22%
3.89%
3.99%
Benchmark vs Spread (basis points)
9 bp
29 bp
29 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Scudder Intermediate Government & Agency
Trust
Chicago
7,500,000
 $
7,474,875
0.43%
-0.66%
-0.59%
3/31/2005
SVS II Government Securities Portfolio
Chicago
6,000,000
 $
5,979,900
0.34%
-0.66%
-0.02%
3/31/2005
Total

13,500,000
 $
13,454,775
0.77%











^ The Security and Fund Performance is calculated based on information provided by State Street
Bank.






















Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
457875AA0
880349AF2
00828BAA3
Issuer
INSURANCE AUTO AUCTIONS INC
FINANCE
TENNECO AUTOMOTIVE INC
AFFINIA GROUP INC
Underwriters
Bear Stearns, DBSI
BoA, Citigroup, DBSI, JP Morgan, BNY
Capital
CSFB, DBSI, Goldman Sachs, JP Morgan,
UBS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
IAAIF 11% 4/1/2013
TEN 8.875% 11/15/2014
AFFGRP 9% 11/30/2014
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which
purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/24/2005
11/9/2004
11/12/2004
Total amount of offering sold to QIBs
150,000,000
500,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
150,000,000
500,000,000
300,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
2.75%
Rating
Caa1/CCC+
B3/B-
Caa1/B
Current yield
11.00%
8.88%
9.00%
Benchmark vs Spread (basis points)
653 bp
456 bp
596 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
90,000
 $                     90,000
0.06%
-0.66%
-0.75%
3/30/2005
Chicago Funds







Scudder High Income Fund
Chicago
855,000
 $                   855,000
0.57%
-0.66%
-0.73%
3/30/2005
Scudder High Income Trust
Chicago
95,000
 $                     95,000
0.06%
-0.66%
-0.99%
3/30/2005
Scudder Multi-Market Income Trust
Chicago
50,000
 $                     50,000
0.03%
-0.66%
-0.43%
3/30/2005
Scudder Strategic Income Fund
Chicago
60,000
 $                     60,000
0.04%
-0.66%
-0.42%
3/30/2005
Scudder Strategic Income Trust
Chicago
10,000
 $                     10,000
0.01%
-0.66%
-0.44%
3/30/2005
Scudder Total Return Fund
Chicago
65,000
 $                     65,000
0.04%
-0.66%
0.46%
3/30/2005
SVS II High Income Portfolio
Chicago
140,000
 $                   140,000
0.09%
-0.66%
-0.68%
3/30/2005
SVS II Strategic Income Portfolio
Chicago
15,000
 $                     15,000
0.01%
-0.66%
-0.25%
3/30/2005
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%
-0.66%
0.85%
3/30/2005
New York Funds







Scudder High Income Plus Fund
New York
55,000
 $                     55,000
0.04%
-0.66%
-0.77%
3/30/2005
Total

1,450,000
 $
1,450,000
0.97%











^ The Security and Fund Performance is calculated based on information provided by State Street
Bank.





















































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
45820EAK82
019579760
65250GAC8
Issuer
INTELSAT BERMUDA LTD
KABEL DEUTSCHLAND GMBH
NEW SKIES SATELLITES NV
Underwriters
CSFB, DBSI, Lehman Brothers
Deutsche Bank AG London, Citigroup,
Goldman Sachs, Morgan Stanley
DBSI
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
INTEL 8.25% 1/15/2013
KABEL 10.625% 7/1/2014
NSKIES 9.125% 11/1/2012
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
Lead Manager
Lead Manager
Name of underwriter or dealer from which
purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/24/2005
6/24/2004
10/22/2004
Total amount of offering sold to QIBs
875,000,000
610,000,000
125,000,000
Total amount of any concurrent public offering
0
0
0
Total
875,000,000
610,000,000
125,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.59%
2.75%
Rating
B2/B+
B2/B
Caa1/B-
Current yield
8.25%
10.63%
9.13%
Benchmark vs Spread (basis points)
425 bp
600 bp
538 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
170,000
 $                   170,000
0.02%
1.00%
N/A **
3/31/2005
Scudder High Income Opportunity Fund
Boston
615,000
 $                   615,000
0.07%
1.00%
-0.73%
3/31/2005
Scudder Income Fund
Boston
150,000
 $                   150,000
0.02%
1.00%
-1.04%
3/31/2005
SVS I Balanced Portfolio
Boston
30,000
 $                     30,000
0.00%
1.00%
0.87%
3/31/2005
SVS I Bond Portfolio
Boston
30,000
 $                     30,000
0.00%
1.00%
-0.98%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
6,615,000
 $
6,615,000
0.76%
1.00%
-0.47%
3/31/2005
Scudder High Income Trust
Chicago
685,000
 $                   685,000
0.08%
1.00%
-1.04%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
340,000
 $                   340,000
0.04%
1.00%
-1.80%
3/31/2005
Scudder Strategic Income Fund
Chicago
505,000
 $                   505,000
0.06%
1.00%
-0.48%
3/31/2005
Scudder Strategic Income Trust
Chicago
85,000
 $                     85,000
0.01%
1.00%
-1.98%
3/31/2005
Scudder Total Return Fund
Chicago
460,000
 $                   460,000
0.05%
1.00%
0.91%
3/31/2005
SVS II High Income Portfolio
Chicago
1,040,000
 $
1,040,000
0.12%
1.00%
-0.68%
3/31/2005
SVS II Strategic Income Portfolio
Chicago
100,000
 $                   100,000
0.01%
1.00%
-0.82%
3/31/2005
SVS II Total Return Portfolio
Chicago
160,000
 $                   160,000
0.02%
1.00%
-0.46%
3/31/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
135,000
 $                   135,000
0.02%
1.00%
-0.76%
3/31/2005
New York Funds







Scudder High Income Plus Fund
New York
85,000
 $                     85,000
0.01%
1.00%
-0.29%
3/31/2005
Scudder PreservationPlus Income Fund
New York
390,000
 $                   390,000
0.04%
1.00%
0.36%
3/31/2005
Total

11,595,000
 $
11,595,000
1.33%











** Scudder Balanced Fund merged into Scudder
Total Return Fund on March 11, 2005.













^ The Security and Fund Performance is calculated based on information provided by State Street
Bank.






































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
46031W204
684010101
03957A104
Issuer
INTERNATIONAL SECURITIES EXCHANGE
OPTIONSXPRESS
ARCHIPELAGO HOLDINGS
Underwriters
Bear Stearns, Morgan Stanley, BoA, DBSI,
Goldman Sachs, Merrill Lynch, UBS
Goldman Sachs, Merrill Lynch, Raymond
James, Sandler O'Neill, William Blair
Goldman Sachs, JP Morgan, BoA, CSFB,
Lehman Brothers, Merrill Lynch, Piper Jaffray
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Ticker
ISE US
OXPS US
AX US
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/8/2005
1/26/2005
8/11/2004
Total dollar amount of offering sold to QIBs
 $
18,089,000
 $
19,800,000
 $
12,650,000
Total dollar amount of any concurrent public
offering
 $
-
 $
-
 $
-
Total
 $
18,089,000
 $
19,800,000
 $
12,650,000
Public offering price
 $
18.00
 $
16.50
 $
11.50
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
1.26%
1.16%
0.81%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Development Fund
Boston
12,800
 $                   230,400
1.27%
56.97%
-0.71%
3/9/2005
SVS I 21st Century Growth Portfolio
Boston
3,100
 $                     55,800
0.31%
56.97%
-1.30%
3/9/2005
Chicago Funds







Scudder Aggressive Growth Fund
Chicago
7,000
 $                   126,000
0.70%
56.97%
-1.22%
3/9/2005
SVS II Aggressive Growth Portfolio
Chicago
3,400
 $                     61,200
0.34%
56.97%
-1.08%
3/9/2005
SVS II Small Cap Growth Portfolio
Chicago
13,600
 $                   244,800
1.35%
56.97%
-1.25%
3/9/2005
New York Funds







Scudder Micro Cap Fund
New York
6,200
 $                   111,600
0.62%
56.97%
-1.41%
3/9/2005
Total

12,800
 $                   230,400
1.27%











^ The Security and Fund Performance is calculated based on information provided by State Street
Bank.


















































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
635192AA5
018956403
606866AA9
Issuer
NATIONAL CAPITAL TRUST II
SKANDINAVISKA ENSKILDA
MIZUHO FINANCE
Underwriters
DBSI, Merrill Lynch
Merrill Lynch, UBS
DBSI, Merrill Lynch
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NAB 5.486% 12/29/2049
SEB 4.958% 3/29/2049
MIZUHO 5.79% 4/15/2014
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
N/A
Joint Lead Manager
Name of underwriter or dealer from which
purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/16/2005
3/19/2004
2/27/2004
Total amount of offering sold to QIBs
800,000,000
500,000,000
1,500,000,000
Total amount of any concurrent public offering
0
0
0
Total
800,000,000
500,000,000
1,500,000,000
Public offering price
 $
100.00
 $
100.00
 $
99.95
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.60%
0.65%
Rating
A2/A-
A2/BBB+
A2/BBB+
Current yield
5.49%
4.96%
5.79%
Benchmark vs Spread (basis points)
98 bp
87 bp
91 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







SVS I Balanced Portfolio
Boston
155,000
 $                   155,000
0.02%
0.30%
-0.69%
3/31/2005
Chicago Funds







SVS II Total Return Portfolio
Chicago
780,000
 $                   780,000
0.10%
0.30%
-0.70%
3/31/2005
New York Funds







Scudder Fixed Income Fund
New York
5,382,000
 $
5,382,000
0.67%
0.30%
0.15%
3/31/2005
Total

6,317,000
 $
6,317,000
0.79%











^ The Security and Fund Performance is calculated based on information provided by State Street
Bank.













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
65334HAE2
565849AB2
91913YAK6
Issuer
NEXEN INC
MARATHON OIL
VALERO ENERGY CORP
Underwriters
DBSI, Citigroup
BoA, Salomon Smith Barney, Commerzbank,
CSFB, Goldman Sachs, JP Morgan, Lehman
Brothers, Mizuho, Morgan Stanley, Scotia
Capital
Barclays, Lehman Brothers, Morgan Stanley,
RBC Capital, BNP Paribas, Citigroup, Credit
Agricole, Mizuho, Scotia Capital, Suntrust
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NXY 5.875% 3/10/2035
MRO 6.8% 3/15/2032
VLO 4.75% 4/1/2014
Is the affiliate a manager or co-manager of
offering?
Lead Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/7/2005
2/27/2002
3/22/2004
Total amount of offering sold to QIBs
790,000,000
550,000,000
200,000,000
Total amount of any concurrent public offering
0
0
0
Total
790,000,000
550,000,000
200,000,000
Public offering price
 $
99.50
 $
99.59
 $
99.60
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.65%
Rating
Baa2/BBB-
Baa1/BBB+
Baa3/BBB
Current yield
5.91%
6.83%
4.81%
Benchmark vs Spread (basis points)
90 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
445,000
 $                   442,762
0.06%
-3.01%
-2.26%
3/11/2005
Scudder Income Fund
Boston
1,795,000
 $
1,785,971
0.23%
-4.35%
-1.02%
3/31/2005
Chicago Funds







Scudder Total Return Fund
Chicago
1,230,000
 $
1,223,813
0.16%
-4.35%
-2.62%
3/31/2005
SVS II Fixed Income Portfolio
Chicago
765,000
 $                   761,152
0.10%
-4.35%
-0.92%
3/31/2005
New York Funds







Scudder Fixed Income Fund
New York
2,740,000
 $
2,726,218
0.35%
-4.35%
-0.85%
3/31/2005
Scudder Lifecycle Long Range Fund
New York
700,000
 $                   696,479
0.09%
-4.35%
-2.50%
3/31/2005
Scudder Lifecycle Mid Range Fund
New York
50,000
 $                     49,749
0.01%
-4.35%
-1.77%
3/31/2005
Scudder Lifecycle Short Range Fund
New York
25,000
 $                     24,874
0.00%
-4.35%
-1.06%
3/31/2005
Total

7,750,000
 $
7,711,018
0.98%











^ The Security and Fund Performance is calculated based on information provided by State Street
Bank.
































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
65474YAD7
65474XAD9
23383VCH1
Issuer
NISSAN AUTO RECEIVABLES OWNER
TRUST
NISSAN AUTO RECEIVABLES OWNER
TRUST
DAIMLER CHYSLER AUTO TRUST
Underwriters
DBSI, ABN AMRO, JP Morgan, Merrill Lynch,
Morgan Stanley, SG Corporate, Williams
Capital
ABN AMRO, Citigroup, DBSI, JP Morgan,
Merrill Lynch, SG Corporate, Williams Capital
Citigroup, Barclays, DBSI, ABN AMRO, BoA,
Banc One, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NAROT 2005-A A4 3.82% 7/15/2010
NAROT 2004-C A4 2.85% 3/15/2010
DCAT 2004-A A4 2.58% 4/8/2009
Is the affiliate a manager or co-manager of
offering?
Co-Lead Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which
purchased
Citigroup, Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/5/2005
9/8/2004
3/4/2004
Total amount of offering sold to QIBs
324,345,000
318,220,000
282,000,000
Total amount of any concurrent public offering
0
0
0
Total
324,345,000
31,822,000
282,000,000
Public offering price
 $
99.98
 $
100.00
 $
99.31
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.22%
0.23%
0.25%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
3.82%
2.85%
1.40%
Benchmark vs Spread (basis points)
1 bp
0 bp
0 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
255,000
 $                   254,956
0.08%
-1.55%
N/A **
3/31/2005
Scudder High Income Opportunity Fund
Boston
875,000
 $                   874,851
0.27%
-1.55%
-1.03%
3/31/2005
Scudder Income Fund
Boston
215,000
 $                   214,963
0.07%
-1.55%
-0.14%
3/31/2005
SVS I Balanced Portfolio
Boston
50,000
 $                     49,991
0.02%
-1.54%
0.26%
3/31/2005
SVS I Bond Portfolio
Boston
40,000
 $                     39,993
0.01%
-1.55%
-0.14%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
9,740,000
 $
9,738,336
3.00%
-1.55%
-1.05%
3/31/2005
Scudder High Income Trust
Chicago
1,000,000
 $                   999,829
0.31%
-1.55%
-1.52%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
500,000
 $                   499,915
0.15%
-1.55%
-1.54%
3/31/2005
Scudder Strategic Income Fund
Chicago
730,000
 $                   729,875
0.23%
-1.55%
-0.41%
3/31/2005
Scudder Strategic Income Trust
Chicago
125,000
 $                   124,979
0.04%
-1.55%
-1.27%
3/31/2005
Scudder Total Return Fund
Chicago
685,000
 $                   684,883
0.21%
-1.55%
0.23%
3/31/2005
SVS II High Income Portfolio
Chicago
1,725,000
 $
1,724,705
0.53%
-1.55%
-1.02%
3/31/2005
SVS II Strategic Income Portfolio
Chicago
145,000
 $                   144,975
0.04%
-1.55%
-0.58%
3/31/2005
SVS II Total Return Portfolio
Chicago
240,000
 $                   239,959
0.07%
-1.55%
-4.82%
3/31/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
190,000
 $                   189,968
0.06%
-1.55%
-0.20%
3/31/2005
New York Funds







Scudder High Income Plus Fund
New York
525,000
 $                   524,910
0.16%
-1.55%
-1.04%
3/31/2005
Scudder PreservationPlus Income Fund
New York
255,000
 $                   254,956
0.08%
-0.37%
0.26%
3/31/2005
Total

17,295,000
 $
17,292,046
5.33%











** Scudder Balanced Fund merged into Scudder
Total Return Fund on March 11, 2005.













^ The Security and Fund Performance is calculated based on information provided by State Street
Bank.









































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
800907AG2
55932RAE7
35687MAC1
Issuer
SANMINA-SCI CORP
MAGNACHIP SEMICONDUCTOR
FREESCALE SEMICONDUCTOR
Underwriters
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
Citigroup, Goldman Sachs, JP Morgan, Bof A,
CSFB, DBSI, Merrill Lynch, ABN Amro
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
SANM 6.75% 3/1/2013
MAGSMI 8% 12/15/2014
FSL 7.125% 7/15/2014
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which
purchased
SALS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/16/2005
12/16/2004
7/16/2004
Total amount of offering sold to QIBs
400,000,000
250,000,000
 $
500,000,000
Total amount of any concurrent public offering
0
0
 $
-
Total
400,000,000
250,000,000
 $
500,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.10%
2.50%
Rating
B1/B
B2/B-
Ba2/BB+
Current yield
6.75%
8.00%
7.13%
Benchmark vs Spread (basis points)
270 bp
276 bp
275 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
80,000
 $                     80,000
0.02%
-6.25%
N/A **
3/31/2005
Scudder High Income Opportunity Fund
Boston
305,000
 $                   305,000
0.08%
-6.25%
-2.48%
3/31/2005
Scudder Income Fund
Boston
75,000
 $                     75,000
0.02%
-6.25%
-1.34%
3/31/2005
SVS I Balanced Portfolio
Boston
15,000
 $                     15,000
0.00%
-6.25%
-2.04%
3/31/2005
SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%
-6.25%
-1.25%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,255,000
 $
3,255,000
0.81%
-6.25%
-2.57%
3/31/2005
Scudder High Income Trust
Chicago
340,000
 $                   340,000
0.09%
-6.25%
-3.37%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
170,000
 $                   170,000
0.04%
-6.25%
-3.94%
3/31/2005
Scudder Strategic Income Fund
Chicago
250,000
 $                   250,000
0.06%
-6.25%
-1.90%
3/31/2005
Scudder Strategic Income Trust
Chicago
40,000
 $                     40,000
0.01%
-6.25%
-3.98%
3/31/2005
Scudder Total Return Fund
Chicago
220,000
 $                   220,000
0.06%
-6.25%
-1.98%
3/31/2005
SVS II High Income Portfolio
Chicago
575,000
 $                   575,000
0.14%
-6.25%
-2.58%
3/31/2005
SVS II Strategic Income Portfolio
Chicago
50,000
 $                     50,000
0.01%
-6.25%
-1.87%
3/31/2005
SVS II Total Return Portfolio
Chicago
75,000
 $                     75,000
0.02%
-6.25%
-4.71%
3/31/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
65,000
 $                     65,000
0.02%
-6.25%
-1.36%
3/31/2005
New York Funds







Scudder High Income Plus Fund
New York
205,000
 $                   205,000
0.05%
-6.25%
-2.79%
3/31/2005
Scudder PreservationPlus Income Fund
New York
40,000
 $                     40,000
0.01%
-6.25%
0.01%
3/31/2005
Total

5,775,000
 $
5,775,000
1.44%











** Scudder Balanced Fund merged into Scudder
Total Return Fund on March 11, 2005.













^ The Security and Fund Performance is calculated based on information provided by State Street
Bank.























Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
87163F106
007768104
95988E204
Issuer
SYNIVERSE HOLDINGS INC
AEROFLEX INC
WESTERN WIRELESS CORP
Underwriters
Goldman Sachs, Lehman Brothers, Bear
Stearns, DBSI, Friedman Billings, Raymond
James, Robert Baird
BoA, DBSI, Adams Harkness, AG Edwards,
CIBC, Thomas Weisel
Goldman Sachs
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Ticker
SVR US
ARXX US
WWCA US
Is the affiliate a manager or co-manager of
offering?
Co-Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/9/2005
3/4/2004
8/24/2004
Total dollar amount of offering sold to QIBs
 $
281,920,000
 $
-
 $
-
Total dollar amount of any concurrent public
offering
 $
-
 $
9,625,000
 $
20,280,000
Total
 $
281,920,000
 $
9,625,000
 $
20,280,000
Public offering price
 $
16.00
 $
13.75
 $
25.35
Price paid if other than public offering price
 N/A
 N/A
N/A
Underwriting spread or commission
1.00%
0.69%
0.22%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder Technology Fund
Chicago
734,200
 $
11,747,200
4.17%
-13.75%
-3.20%
3/31/2005
SVS II Technology Growth Portfolio
Chicago
111,500
 $
1,784,000
0.63%
-13.75%
-3.15%
3/31/2005
Total

845,700
 $
13,531,200
4.80%



























































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
87922RAA0
800907AG2
55932RAE7
Issuer
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
MAGNACHIP SEMICONDUCTOR
Underwriters
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TELCOR 8.875% 3/1/2013
SANM 6.75% 3/1/2013
MAGSMI 8% 12/15/2014
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/25/2005
2/16/2005
12/16/2004
Total amount of offering sold to QIBs
300,000,000
400,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
400,000,000
250,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.50%
Rating
B3/B-
B1/B
B2/B-
Current yield
8.88%
6.75%
8.00%
Benchmark vs Spread (basis points)
471 bp
251 bp
276 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
30,000
 $                     30,000
0.01%
1.88%
0.00%
2/25/2005
Scudder High Income Opportunity Fund
Boston
130,000
 $                   130,000
0.04%
1.82%
0.00%
2/25/2005
Scudder Income Fund
Boston
30,000
 $                     30,000
0.01%
-4.00%
-1.02%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,370,000
 $
1,370,000
0.46%
1.80%
0.00%
2/25/2005
Scudder High Income Trust
Chicago
145,000
 $                   145,000
0.05%
1.81%
0.00%
2/25/2005
Scudder Multi-Market Income Trust
Chicago
70,000
 $                     70,000
0.02%
1.82%
0.00%
2/25/2005
Scudder Strategic Income Fund
Chicago
105,000
 $                   105,000
0.04%
1.79%
0.00%
2/25/2005
Scudder Strategic Income Trust
Chicago
15,000
 $                     15,000
0.01%
1.50%
0.00%
2/25/2005
Scudder Total Return Fund
Chicago
90,000
 $                     90,000
0.03%
1.83%
0.00%
2/25/2005
SVS II High Income Portfolio
Chicago
245,000
 $                   245,000
0.08%
1.81%
0.00%
2/25/2005
SVS II Strategic Income Portfolio
Chicago
20,000
 $                     20,000
0.01%
1.50%
0.00%
2/25/2005
SVS II Total Return Portfolio
Chicago
30,000
 $                     30,000
0.01%
1.75%
0.00%
2/25/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
25,000
 $                     25,000
0.01%
1.80%
0.00%
2/25/2005
New York Funds







Scudder High Income Plus Fund
New York
80,000
 $                     80,000
0.03%
1.83%
0.00%
2/25/2005
Scudder PreservationPlus Income Fund
New York
15,000
 $                     15,000
0.01%
-4.00%
0.01%
3/31/2005
Total

2,400,000
 $
2,400,000
0.80%











^ The Security and Fund Performance is calculated based on information provided by State Street
Bank.

























































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
87922RAD4
800907AG2
55932RAE7
Issuer
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
MAGNACHIP SEMICONDUCTOR
Underwriters
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
MAGSMI 8% 12/15/2014
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2005
2/16/2005
12/16/2004
Total amount of offering sold to QIBs
300,000,000
400,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
400,000,000
250,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.50%
Rating
B3/B-
B1/B
B2/B-
Current yield
10.00%
6.75%
8.00%
Benchmark vs Spread (basis points)
556 bp
251 bp
276 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.05%
2.03%
0.00%
3/11/2005
Scudder Income Fund
Boston
25,000
 $                     25,000
0.01%
2.03%
0.00%
3/11/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,395,000
 $
1,395,000
0.47%
2.03%
0.00%
3/11/2005
Scudder High Income Trust
Chicago
145,000
 $                   145,000
0.05%
2.02%
0.00%
3/11/2005
Scudder Multi-Market Income Trust
Chicago
75,000
 $                     75,000
0.03%
2.03%
0.00%
3/11/2005
Scudder Strategic Income Fund
Chicago
95,000
 $                     95,000
0.03%
2.01%
0.00%
3/11/2005
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%
2.09%
0.00%
3/11/2005
Scudder Total Return Fund
Chicago
110,000
 $                   110,000
0.04%
2.03%
0.00%
3/11/2005
SVS II High Income Portfolio
Chicago
245,000
 $                   245,000
0.08%
2.03%
0.00%
3/11/2005
SVS II Strategic Income Portfolio
Chicago
20,000
 $                     20,000
0.01%
1.91%
0.00%
3/11/2005
SVS II Total Return Portfolio
Chicago
30,000
 $                     30,000
0.01%
2.07%
0.00%
3/11/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
25,000
 $                     25,000
0.01%
2.03%
0.00%
3/11/2005
New York Funds







Scudder High Income Plus Fund
New York
80,000
 $                     80,000
0.03%
2.01%
0.00%
3/11/2005
Scudder PreservationPlus Income Fund
New York
15,000
 $                     15,000
0.01%
2.01%
0.00%
3/11/2005
Total

2,415,000
 $
2,415,000
0.81%











^ The Security and Fund Performance is calculated based on information provided by State Street
Bank.

































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
93443MAA9
018606AE3
90338WAF0
Issuer
WARNER CHILCOTT CORP
ALLIANCE IMAGING
US ONCOLOGY INC
Underwriters
CSFB, DBSI, JP Morgan, Morgan Stanley
Citigroup, DBSI
Citigroup, JP Morgan, Wachovia, DBSI
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
WCRX 8.75% 2/1/2015
AIQ 7.25% 12/15/2012
USON 10.75% 8/15/2014
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which
purchased
CSFB
N/A
Citigroup
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/13/2005
12/9/2004
8/4/2004
Total amount of offering sold to QIBs
600,000,000
150,000,000
275,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
150,000,000
275,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.50%
Rating
Caa1/CCC+
B3/B-
B3/B-
Current yield
8.75%
7.25%
10.75%
Benchmark vs Spread (basis points)

300 bp
634 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
115,000
 $                   115,000
0.02%
1.85%


Scudder High Income Opportunity Fund
Boston
415,000
 $                   415,000
0.07%
1.85%
-0.83%
3/31/2005
SVS I Balanced Portfolio
Boston
20,000
 $                     20,000
0.00%
1.85%
0.52%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
4,550,000
 $
4,550,000
0.76%
1.85%
-0.69%
3/31/2005
Scudder High Income Trust
Chicago
470,000
 $                   470,000
0.08%
1.85%
-1.20%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
235,000
 $                   235,000
0.04%
1.85%
-1.80%
3/31/2005
Scudder Strategic Income Fund
Chicago
345,000
 $                   345,000
0.06%
1.85%
-0.61%
3/31/2005
Scudder Strategic Income Trust
Chicago
55,000
 $                     55,000
0.01%
1.85%
-1.55%
3/31/2005
Scudder Total Return Fund
Chicago
315,000
 $                   315,000
0.05%
1.85%
0.46%
3/31/2005
SVS II High Income Portfolio
Chicago
805,000
 $                   805,000
0.13%
1.85%
-0.80%
3/31/2005
SVS II Strategic Income Portfolio
Chicago
70,000
 $                     70,000
0.01%
1.85%
-0.82%
3/31/2005
SVS II Total Return Portfolio
Chicago
110,000
 $                   110,000
0.02%
1.85%
-3.49%
3/31/2005
New York Funds







Scudder High Income Plus Fund
New York
265,000
 $                   265,000
0.04%
1.85%
-0.66%
3/31/2005
Total

7,770,000
 $
7,770,000
1.30%











^ The Security and Fund Performance is calculated based on information provided by State Street
Bank.





















































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
018772AA1
03075WAA1
170032AQ9
Issuer
ALLIANCE ONE INTL INC
AMERIQUAL GROUP LLC/FIN
CHIQUITA BRANDS INTL
Underwriters
DBSI, Wachovia, ING Financial
Jefferies
Morgan Stanley
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
AOI 11% 5/15/2012
AMERIQ 9% 4/1/2012
CQB 7.5% 11/1/2014
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/10/2005
3/24/2005
9/21/2004
Total amount of offering sold to QIBs
315,000,000
105,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
315,000,000
105,000,000
250,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.50%
1.38%
Rating
B2/B
B1/B+
B3/B-
Current yield
11.00%
9.00%
7.50%
Benchmark vs Spread (basis points)
703 bp
497 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
310,000
 $                   310,000
0.10%



SVS I Bond Portfolio
Boston
65,000
 $                     65,000
0.02%



Chicago Funds







Scudder High Income Fund
Chicago
12,870,000
 $
12,870,000
4.09%



Scudder High Income Trust
Chicago
1,400,000
 $
1,400,000
0.44%



Scudder Multi-Market Income Trust
Chicago
705,000
 $                   705,000
0.22%



Scudder Strategic Income Fund
Chicago
945,000
 $                   945,000
0.30%



Scudder Strategic Income Trust
Chicago
160,000
 $                   160,000
0.05%



Scudder Total Return Fund
Chicago
1,140,000
 $
1,140,000
0.36%



SVS II High Income Portfolio
Chicago
2,075,000
 $
2,075,000
0.66%



SVS II Strategic Income Portfolio
Chicago
200,000
 $                   200,000
0.06%



SVS II Total Return Portfolio
Chicago
345,000
 $                   345,000
0.11%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
285,000
 $                   285,000
0.09%



New York Funds







Scudder High Income Plus Fund
New York
775,000
 $                   775,000
0.25%



Scudder PreservationPlus Income Fund
New York
130,000
 $
21,275,000
0.04%



Total

21,405,000
 $
42,550,000
6.80%



































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
018772AE3
03075WAA1
170032AQ9
Issuer
ALLIANCE ONE INTL INC
AMERIQUAL GROUP LLC/FIN
CHIQUITA BRANDS
Underwriters
DBSI, Wachovia, ING
Jefferies & Co
Morgan Stanley
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
AOI 12.75% 11/15/2012
AMERIQ 9% 4/1/2012
CQB 7.5% 11/1/2014
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/10/2005
3/24/2005
9/21/2004
Total amount of offering sold to QIBs
100,000,000
105,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
100,000,000
105,000,000
250,000,000
Public offering price
 $
90.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.50%
1.38%
Rating
B3/B
B1/B+
B3/B-
Current yield
15.02%
9.00%
7.50%
Benchmark vs Spread (basis points)
1105 bp
497 bp
420 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







Scudder High Income Fund
Chicago
2,545,000
 $
2,290,500
2.55%



Scudder High Income Trust
Chicago
275,000
 $                   247,500
0.28%



Scudder Multi-Market Income Trust
Chicago
140,000
 $                   126,000
0.14%



Scudder Strategic Income Fund
Chicago
190,000
 $                   171,000
0.19%



Scudder Strategic Income Trust
Chicago
30,000
 $                     27,000
0.03%



Scudder Total Return Fund
Chicago
225,000
 $                   202,500
0.23%



SVS II High Income Portfolio
Chicago
410,000
 $                   369,000
0.41%



SVS II Strategic Income Portfolio
Chicago
40,000
 $                     36,000
0.04%



SVS II Total Return Portfolio
Chicago
70,000
 $                     63,000
0.07%



New York Funds







Scudder High Income Plus Fund
New York
415,000
 $                   373,500
0.42%



Total

4,340,000
 $
3,906,000
4.34%














































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
020002AS0
59156RAJ7
37247DAB2
Issuer
ALLSTATE CORP
METLIFE INC
GENWORTH FINANCIAL INC
Underwriters
Goldman Sachs, Merrill Lynch, BoA, JP
Morgan, Lehman Brothers, Morgan Stanley,
Bank of New York, Citigroup, CSFB, DBSI,
Piper Jaffray, UBS Wells Fargo
BoA, Citigroup, DBSI, HSBC, Ramirez,
Wachovia
Citigroup, DBSI, Lehman
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
ALL 5.55% 5/9/2035
MET 6.375% 6/15/2034
GNW 6.5% 6/15/2034
Is the affiliate a manager or co-manager of
offering?
Jr. Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which
purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/4/2005
5/26/2004
6/9/2004
Total amount of offering sold to QIBs
800,000,000
750,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
800,000,000
750,000,000
300,000,000
Public offering price
 $
99.51
 $
99.47
 $
98.74
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.88%
Rating
A1/A+
A2/A
A2/A
Current yield
5.58%
6.42%
6.60%
Benchmark vs Spread (basis points)
99 bp
103 bp
105 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
4,130,000
 $
4,109,680
0.52%



SVS I Bond Portfolio
Boston
220,000
 $                   218,918
0.03%



Chicago Funds







Scudder Total Return Fund
Chicago
4,280,000
 $
4,258,942
0.54%



SVS II Total Return Portfolio
Chicago
1,025,000
 $
1,019,957
0.13%



Total

9,655,000
 $
9,607,497
1.21%

















































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
06738C828
4042Q1AA5
46627NAA3
Issuer
BARCLAYS BANK PLC
HSBC BANK USA
JP MORGAN CPAITAL XV
Underwriters
Barclays Capital, BNP Paribas, Citigroup,
CSFB, Goldman Sachs, JP Morgan, Merrill
Lynch, Morgan Stanley, UBS, DBSI, Wachovia
HSBC
JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
BACR 6.278% 12/15/2034
HSBC 5.875% 11/1/2034
JPM 5.875% 3/15/2035
Is the affiliate a manager or co-manager of
offering?
Jr. Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/1/2005
10/18/2004
3/10/2005
Total amount of offering sold to QIBs
1,000,000,000
1,000,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
1,000,000,000
1,000,000,000
Public offering price
 $
100.00
 $
99.47
 $
99.41
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.88%
1.00%
Rating
Aa3/A+
Aa3/A+
A-/A
Current yield
6.28%
5.91%
5.92%
Benchmark vs Spread (basis points)
200 bp
100 bp
140 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
1,530,000
 $
1,530,000
0.15%



SVS I Bond Portfolio
Boston
340,000
 $                   340,000
0.03%



Chicago Funds







Scudder Total Return Fund
Chicago
1,360,000
 $
1,360,000
0.14%



SVS II Fixed Income Portfolio
Chicago
720,000
 $                   720,000
0.07%



SVS II Total Return Portfolio
Chicago
410,000
 $                   410,000
0.04%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
730,000
 $                   730,000
0.07%



New York Funds







Scudder Fixed Income fund
New York
2,710,000
 $
2,710,000
0.27%



Scudder Lifecycle Long Range Fund
New York
610,000
 $                   610,000
0.06%



Scudder Lifecycle Mid Range Fund
New York
40,000
 $                     40,000
0.00%



Scudder Lifecycle Short Range Fund
New York
20,000
 $                     20,000
0.00%



Total

8,470,000
 $
8,470,000
0.85%

































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
15101QAC2
87922RAD4
800907AG2
Issuer
CELESTICA INC
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
Underwriters
BoA, Citigroup, DBSI, CIBC, Keybank, RBC
Capital, Scotia Capital, Wachovia
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
BoA, Citigroup, Merrill Lynch, ABN Amro,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wachovia
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CLS 7.625% 7/1/2013
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which
purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/16/2005
3/11/2005
2/16/2005
Total amount of offering sold to QIBs
250,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
300,000,000
400,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.75%
2.00%
Rating
B2/B
B-/B-
B1/B
Current yield
7.63%
10.00%
6.75%
Benchmark vs Spread (basis points)
370 bp
756 bp
368 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
45,000
 $                     45,000
0.02%



SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
2,430,000
 $
2,430,000
0.97%



Scudder High Income Trust
Chicago
265,000
 $                   265,000
0.11%



Scudder Multi-Market Income Trust
Chicago
135,000
 $                   135,000
0.05%



Scudder Strategic Income Fund
Chicago
180,000
 $                   180,000
0.07%



Scudder Strategic Income Trust
Chicago
30,000
 $                     30,000
0.01%



Scudder Total Return Fund
Chicago
215,000
 $                   215,000
0.09%



SVS II High Income Portfolio
Chicago
430,000
 $                   430,000
0.17%



SVS II Strategic Income Portfolio
Chicago
40,000
 $                     40,000
0.02%



SVS II Total Return Portfolio
Chicago
65,000
 $                     65,000
0.03%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
50,000
 $                     50,000
0.02%



New York Funds







Scudder High Income Plus Fund
New York
390,000
 $                   390,000
0.16%



Scudder PreservationPlus Income Fund
New York
30,000
 $
4,285,000
0.01%



Total

4,315,000
 $
8,570,000
1.73%


































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BM8
165167BK2
165167BJ5
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BoA, CSFB, DBSI, Lehman Brothers, UBS,
Bear Stearns, BNP Paribas, Citigroup, Morgan
Stanley, ABN Amro, Bosc, Calyon, Comerica,
Fortis, Harris, Piper Jaffray, RBC, RBS
BoA, CSFB, DBSI, Lehman Brothers, UBS,
Bear Stearns, BNP Paribas, Citigroup,
Comerica, Morgan Stanley, Raymond James,
RBC, Suntrust, TD Waterhouse, Wells Fargo
BoA, Bear Stearns, Lehman Brothers, Morgan
Stanley, UBS
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 6.625% 1/15/2016
CHK 6.375% 6/15/2015
CHK 7 8/15/2014
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which
purchased
Lehman Brothers
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/13/2005
12/1/2004
8/15/2004
Total amount of offering sold to QIBs
600,000,000
600,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
600,000,000
300,000,000
Public offering price
 $
99.07
 $
99.06
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
1.75%
1.75%
Rating
Ba3/BB-
Ba3/BB-
Ba3/BB-
Current yield
6.75%
6.50%
7.00%
Benchmark vs Spread (basis points)
238 bp
215 bp
203 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
230,000
 $                   227,859
0.04%



Scudder Income Fund
Boston
35,000
 $                     34,674
0.01%



SVS I Balanced Portfolio
Boston
15,000
 $                     14,860
0.00%



SVS I Bond Portfolio
Boston
10,000
 $                       9,907
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
1,995,000
 $
1,976,427
0.33%



Scudder High Income Trust
Chicago
235,000
 $                   232,812
0.04%



Scudder Multi-Market Income Trust
Chicago
30,000
 $                     29,721
0.01%



Scudder Strategic Income Fund
Chicago
175,000
 $                   173,371
0.03%



Scudder Strategic Income Trust
Chicago
30,000
 $                     29,721
0.01%



Scudder Total Return Fund
Chicago
345,000
 $                   341,788
0.06%



SVS II High Income Portfolio
Chicago
250,000
 $                   247,673
0.04%



SVS II Strategic Income Portfolio
Chicago
40,000
 $                     39,628
0.01%



SVS II Total Return Portfolio
Chicago
80,000
 $                     79,255
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
10,000
 $                       9,907
0.00%



New York Funds







Scudder High Income Plus Fund
New York
120,000
 $                   118,883
0.02%



Scudder PreservationPlus Income Fund
New York
60,000
 $
3,566,484
0.01%



Total

3,660,000
 $
7,132,968
0.61%























































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
413627AT7
45031UATB8
36804PAH9
Issuer
HARRAHS OPERATING CO INC
ISTAR FINANCIAL INC
GATX FINANCIAL CORP
Underwriters
Citigroup, RBS, BoA, Barclays, Bear Stearns,
BNP Paribas, Commerce Bank, DBSI,
Goldman Sachs, JP Morgan, Morgan Stanley,
Ramirez & Co, Scotia Capital, Sumitomo
Mitusi, Wells Fargo
Citigroup, Wachovia, Barclays, Key Capital,
RBS Greenwich
Caylon New York, Citigroup
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HET 5.625% 6/1/2015
SFI 6.05% 4/15/2015
GMT 5.7% 4/15/2015
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/19/2005
4/14/2005
4/11/2005
Total amount of offering sold to QIBs
750,000,000
250,000,000
100,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
250,000,000
100,000,000
Public offering price
 $
99.25
 $
99.72
 $
99.67
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.45%
0.65%
0.65%
Rating
Baa3/BBB-
Baa3/BBB-
Baa3/BBB-
Current yield
5.72%
6.09%
5.74%
Benchmark vs Spread (basis points)
162 bp
177 bp
135 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds







SVS II Total Return Portfolio
Chicago
635,000
 $                   630,257
0.08%



New York Funds







Scudder Fixed Income Fund
New York
4,600,000
 $
4,565,638
0.61%



Total

5,235,000
 $
5,195,895
0.70%


















































































































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
40429CCQ3
12557WKL4
78490FDE6
Issuer
HSBC FINANCE CORP
CIT GROUP INC
SLM CORP
Underwriters
HSBC, BoA, Citigroup, CSFB, DBSI, JP
Morgan
BoA, Incapital
Lasalle
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
HSBC 4.75% 4/15/2010
CIT 4.3% 3/15/2010
SLMA 4.2% 6/15/2013
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
HSBC
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/13/2005
3/21/2005
5/19/2003
Total amount of offering sold to QIBs
750,000,000
1,832,000,000
355,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
1,832,000,000
355,000
Public offering price
 $
99.68
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.35%
0.75%
0.35%
Rating
A1/A
A2/A
A2/A
Current yield
4.82%
4.30%
4.20%
Benchmark vs Spread (basis points)
77 bp
77 bp
58 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
2,375,000
 $
2,367,305
0.32%



SVS I Bond Portfolio
Boston
490,000
 $                   488,412
0.07%



Chicago Funds







SVS II Fixed Income Portfolio
Chicago
620,000
 $                   617,991
0.08%



New York Funds







Scudder Short Duration Fund
New York
835,000
 $                   832,295
0.11%



Total

4,320,000
 $
4,306,003
0.58%




























Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
669885AD7
173067HH5
64352VMA6
Issuer
NOVASTAR NIM TRUST 2005-N1 NOTE
CITIGROUP COMMERCIAL MORTGAGE
TRUST
NEW CENTURY HOME EQUITY LOAN
TRUST
Underwriters
DBSI, Wachovia, RBS Greenwich, Morgan
Stanley
Citigroup, Securities North America, DBSI,
Wachovia
BoA, Bear Stearns, Northeast Securities
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NNIMS 2005-N1 4.777% 10/26/2035
CGCMT 2005-C3 D 5.158% 5/15/2043
NCHET 2005-A A6 4.954% 8/25/2035
Is the affiliate a manager or co-manager of
offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which
purchased
RBS Greenwich
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/21/2005
6/15/2005
6/16/2005
Total amount of offering sold to QIBs
130,875,000
21,528,000
88,386,000
Total amount of any concurrent public offering
0
0
0
Total
130,875,000
21,528,000
88,386,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.25%
0.13%
0.18%
Rating
A-/A
A2/A
AAA/AAA
Current yield
4.78%
5.16%
4.95%
Benchmark vs Spread (basis points)
101 bp
58 bp
60 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
3,380,000
 $
3,380,000
2.58%



Chicago Funds







SVS II Fixed Income Portfolio
Chicago
1,550,000
 $
1,550,000
1.18%



New York Funds







Scudder Lifecycle Long Range Fund
New York
1,055,000
 $
1,055,000
0.81%



Total

5,985,000
 $
5,985,000
4.57%



























Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
71644EAG7
65334HAE2
494550AT3
Issuer
PETRO-CANADA
NEXEN INC
KINDER MORGAN ENER PART
Underwriters
ABN Amro, DBSI
DBSI, Citigroup
Citigroup, Lehman Brothers, Wachovia
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
PCACN 5.95% 5/15/2035
NXY 5.875% 3/10/2035
KMP 5.8% 3/15/2035
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
Lead Manager
N/A
Name of underwriter or dealer from which
purchased
ABN Amro
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/11/2005
3/7/2005
3/8/2005
Total amount of offering sold to QIBs
600,000,000
790,000,000
500,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
790,000,000
500,000,000
Public offering price
 $
98.77
 $
99.50
 $
99.75
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.88%
Rating
Baa2/BBB
Baa2/BBB-
Baa1/BBB+
Current yield
6.04%
5.91%
5.82%
Benchmark vs Spread (basis points)
149 bp
172 bp
137 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
1,600,000
 $
1,580,384
0.27%



Chicago Funds







Scudder Total Return Fund
Chicago
1,490,000
 $
1,471,733
0.25%



SVS II Fixed Income Portfolio
Chicago
680,000
 $                   671,663
0.11%



New York Funds







Scudder Fixed Income Fund
New York
2,440,000
 $
2,410,086
0.41%



Total

6,210,000
 $
6,133,865
1.04%





















































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74913GAL9
74913GAD7
62941FAE8
Issuer
QWEST CORPORATION
QWEST CORPORATION
NTL CABLE PLC
Underwriters
DBSI, Merrill Lynch, BoA, UBS
DBSI, Goldman Sachs, Lehman Brothers,
BoA, CSFB, Wachovia, BNY Capital,
Citigroup, Royal Bank of Scotland, Wells
Fargo
CSFB, DBSI, Goldman Sachs, Morgan
Stanley
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
QUS FRN 6/15/2013
QUS 7.875% 9/1/2011
NTLI 0% 10/15/2012
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which
purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/8/2005
8/12/2004
4/2/2004
Total amount of offering sold to QIBs
750,000,000
825,000,000
100,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
825,000,000
100,000,000
Public offering price
 $
100.00
 $
98.68
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.50%
2.50%
Rating
Ba3/BB-
Ba3/BB-
B3/B-
Current yield
6.67%
8.15%
8.65%
Benchmark vs Spread (basis points)
325 bp
336 bp
536 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Income Fund
Boston
60,000
 $                     60,000
0.01%



SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%



Chicago Funds







Scudder High Income Fund
Chicago
3,235,000
 $
3,235,000
0.43%



Scudder High Income Trust
Chicago
350,000
 $                   350,000
0.05%



Scudder Multi-Market Income Trust
Chicago
180,000
 $                   180,000
0.02%



Scudder Strategic Income Fund
Chicago
240,000
 $                   240,000
0.03%



Scudder Strategic Income Trust
Chicago
40,000
 $                     40,000
0.01%



Scudder Total Return Fund
Chicago
290,000
 $                   290,000
0.04%



SVS II High Income Portfolio
Chicago
575,000
 $                   575,000
0.08%



SVS II Strategic Income Portfolio
Chicago
50,000
 $                     50,000
0.01%



SVS II Total Return Portfolio
Chicago
90,000
 $                     90,000
0.01%



Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
65,000
 $                     65,000
0.01%



New York Funds







Scudder High Income Plus Fund
New York
520,000
 $                   520,000
0.07%



Scudder PreservationPlus Income Fund
New York
40,000
 $
5,710,000
0.01%



Total

5,750,000
 $
11,420,000
0.77%
































Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
B07J65904
082641101
900006206
Issuer
SHANGHAI ELECTRIC GRP CORP
BENTHOS INC
TURBOCHEF TECHNOLOGIES INC
Underwriters
CSFB, BCOM, Daiwa, Deutsche Bank AG,
First Shanghai, GC Capital, ICEA, Kingsway,
Macquarie Asia, Shenyin Wanguo, South
China, Tai Fook
Ferris Baker
BoA, William Blair, Opeenheimer, Stephens,
Adams Harkness, Roth Capital, Sanders
Morris Harris
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
2727 HK
BTHS US
TCF US
Is the affiliate a manager or co-manager of
offering?
Underwriter
N/A
N/A
Name of underwriter or dealer from which
purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/22/2005
5/25/2005
2/2/2005
Total amount of offering sold to QIBs
636,589,696
1,056,000
10,250,000
Total amount of any concurrent public offering
0
0
0
Total
636,589,696
1,056,000
10,250,000
Public offering price
 $
0.22
 $
13.20
 $
20.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.05%
0.79%
1.38%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Emerging Markets Fund
Boston
5,672,000
 $
1,237,006
0.89%



Scudder Global Fund
Boston
18,310,000
 $
3,993,228
2.88%



Chicago Fund







SVS II Global Blue Chip Portfolio
Chicago
1,562,000
 $                   340,657
0.25%



Closed End Fund







Scudder New Asia Fund, Inc.
Closed End
3,760,000
 $                   820,018
0.59%



Total

29,304,000
 $
6,390,909
4.60%